[GRAPHIC OF FLAGS OMITTED.]

                     GABELLI INTERNATIONAL GROWTH FUND, INC.
                      FIRST QUARTER REPORT - MARCH 31, 2001

                        [GRAPHIC OF FOUR STARS OMITTED.]

     MORNINGSTAR RATED(TM) GABELLI INTERNATIONAL GROWTH FUND 4 STARS OVERALL
          AND FOR THE THREE- AND FIVE-YEAR PERIOD ENDED 03/31/01 AMONG
             1292 AND 808 INTERNATIONAL EQUITY FUNDS, RESPECTIVELY.

                                                [PHOTO OF CAESAR BRYAN OMITTED.]

                                                                    CAESAR BRYAN

TO OUR SHAREHOLDERS,

      The first quarter of 2001 was miserable for all of us invested in overseas equity markets. In dollar terms, only one equity market among developed countries posted a positive return: Austria. Every market in which the Gabelli International Growth Fund (the "Fund") is invested declined in dollar terms. Those heavily exposed to technology, such as Finland (Nokia) and Sweden (L.M. Ericsson), were predictably awful, falling by 40% and 25%, respectively. Even Switzerland, which is home to Roche, Swiss Reinsurance, Nestle and UBS, fell by over 17%.

      The Far East fared better, but not by much. The Nikkei 225 fell by 14.1%, but the lesser technology-weighted Topix Index in Japan slipped by only 9.3%. Hong Kong, Singapore and Australia did not want to be left behind, and fell by 15.5%, 16.6% and 13.7%, respectively. After a horrible 2000, emerging markets "only" declined by 5.4%. Possibly in these markets the selling has exhausted itself.

      To add insult to injury, overseas returns were adversely affected by the strength of the U.S. dollar. During the quarter, the dollar surged by almost 9% against the Yen and 5% in comparison to the Euro. Against the Euro, the dollar gained all it had lost during the previous quarter.

      The first quarter was markedly  different  from 2000 in so far that nearly all highly valued companies were de-rated irrespective of any earnings disappointment. The market also sold down shares of highly rated companies irrespective of the industry sector in which they operated. For example, the share prices of pharmaceuticals as well as technology and media companies were slashed. For most of last year, investors rotated from the technology and telecommunication sectors into other "growth" sectors albeit less economically sensitive. In the first quarter, cyclical and traditional value sectors did best. These included

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk adjusted performance as of March 31, 2001 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten-year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star.

INVESTMENT RESULTS (CLASS AAA SHARES) (a)
--------------------------------------------------------------------------------

                                             Quarter
                              ------------------------------------------
                               1st         2nd         3rd         4th       Year
                               ---         ---         ---         ---       ----
  2001:   Net Asset Value     $15.20        --          --          --         --
          Total Return         (16.9)%      --          --          --         --
--------------------------------------------------------------------------------------
  2000:   Net Asset Value     $24.34      $21.45     $20.07       $18.29     $18.29
          Total Return          6.7%      (11.9)%     (6.4)%      (5.1)%     (16.5)%
--------------------------------------------------------------------------------------
  1999:   Net Asset Value     $15.94      $16.38     $17.40       $22.82     $22.82
          Total Return          2.0%        2.8%       6.2%        36.9%      52.4%
--------------------------------------------------------------------------------------
  1998:   Net Asset Value     $17.03      $17.58     $14.74       $15.63     $15.63
          Total Return         18.3%        3.2%     (16.2)%       14.7%      17.4%
--------------------------------------------------------------------------------------
  1997:   Net Asset Value     $13.51      $14.67     $15.31       $14.40     $14.40
          Total Return          0.7%        8.6%       4.4%        (5.9)%      7.3%
--------------------------------------------------------------------------------------
  1996:   Net Asset Value     $11.71      $12.55     $12.53       $13.42     $13.42
          Total Return          6.6%        7.2%      (0.2)%        7.1%      22.2%
--------------------------------------------------------------------------------------
  1995:   Net Asset Value       --          --       $10.57       $10.98     $10.98
          Total Return          --          --         5.7%(b)      3.9%       9.8%(b)
--------------------------------------------------------------------------------------



  -----------------------------------------------------------
         Average Annual Returns (Class AAA Shares)
         -----------------------------------------
                    March 31, 2001 (a)
                    ------------------
  1 Year ....................................     (34.94)%
  5 Year ....................................       8.83%
  Life of Fund (b) ..........................      10.61%
  -----------------------------------------------------------
                     Dividend History
-------------------------------------------------------
Payment (ex) Date   Rate Per Share   Reinvestment Price
-----------------   --------------   ------------------
December 27, 2000       $0.754           $18.00
December 27, 1999       $0.970           $22.06
December 28, 1998       $1.260           $15.49

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses for Class AAAShares. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on June 30, 1995. Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
--------------------------------------------------------------------------------

industrials, utilities and basic industry companies. Most of our investments declined in price during the first quarter reflecting investor doubts about growth rates and valuation levels.

MULTI-CLASS SHARES

      Gabelli International Growth Fund, Inc. began offering additional classes of Fund shares in March 2000. The existing shares remain no-load and have been redesignated as "Class AAA" Shares. Class A, Class B and Class C Shares are targeted to the needs of investors who seek advice through financial consultants. The Board of Trustees determined that expanding the types of fund shares available through various distribution options will enhance the ability of the Funds to attract additional investors. The following discussion of fund performance focuses on our Class AAA Shares. The performance of Class A Shares would be similar, while the performance for Class B and Class C Shares would be slightly lower due to the additional expenses associated with these classes of shares (exclusive of any front-end or contingent deferred sales charge).

INVESTMENT PERFORMANCE

      For the first quarter ended March 31, 2001, the Fund's net asset value declined 16.89%. The Morgan Stanley Capital International EAFE Index of international markets and Lipper International Fund Average declined 13.67% and 14.30%, respectively, over the same period. The Morgan Stanley EAFE Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund fell 34.94% over the trailing twelve-month period. The Morgan Stanley Capital International EAFE Index of international markets and Lipper International Fund Average declined 25.68% and 27.86%, respectively, over the same twelve-month period.

      For the two-year period ended March 31, 2001, the Fund had a cumulative return of 3.70%, versus cumulative declines of 6.81% and 0.29% for the Morgan Stanley EAFE Index and the Lipper International Fund Average, respectively, over the same period. For the five-year period ended March 31, 2001, the Fund returned 8.83% annually, versus average annual returns of 3.71% and 4.95% for the Morgan Stanley EAFE Index and the Lipper International Fund Average, respectively. Since inception on June 30, 1995 through March 31, 2001, the Fund had a cumulative total return of 78.78%, which equates to an average annual total return of 10.61%.

OUR APPROACH

      We purchase attractively valued companies that we believe have the opportunity to grow earnings more rapidly than the average in that company's local market. We pay close attention to a company's market position, management and balance sheet, with particular emphasis on the ability of the company to finance its growth. Generally, we value a company relative to its local market but, where appropriate, will attempt to benefit from valuation discrepancies between markets. Our primary focus is on security selection and not country allocation, but the Fund will remain well diversified by sector and geography. Country allocation is likely to reflect broad economic, financial and currency trends as well as relative size of the market.

INTERNATIONAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of March 31, 2001. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

COMMENTARY

      The last year has been a humbling experience for many portfolio managers. Certainly it has been for this one. Losing money is not fun, but a loss is only realized when a position is sold. We do not think this is a time for selling. On the contrary, markets have suffered a very nasty but probably necessary cleansing. We believe that this is a good time to be committing assets to both Europe and Japan. The long-term bullish case for Europe remains unchanged. European companies are becoming more competitive as the

HOLDINGS BY GEOGRAPHIC REGION - 3/31/01

EDGAR REPRESENTATION OF DATA POINTS USED IN PIE CHART AS FOLLOWS:

Other Europe 25.0%
United Kingdom 21.7%
Japan 17.0%
Switzerland 14.1%
France 10.5%
United States 5.5%
Hong Kong 3.4%
Australia 2.3%
South Africa 0.5%
cost of doing business on a pan-European basis declines. Governments are cutting taxes and instituting reforms, which will result in increased savings and investment at the retail level. The introduction of the Euro will result in a more efficient capital market.

      We believe Japan offers some interesting investment opportunities. The necessity of meaningful reform is overwhelming and we believe this has been recognized by the Japanese authorities. For example, the text of the recent Bank of Japan statement, in which they announced a return to the zero interest rate policy on March 19, 2001, is revealing. It reads, "In order to make this monetary easing totally effective in restoring Japan's economy on a sustainable growth path, progress in structural reforms with respect to the financial system...is essential...The Bank of Japan strongly hopes that decisive action be taken to address fundamental problems...under a strong leadership of the government of Japan." We expect that Japan's new Prime Minister will undertake meaningful structural reforms.

      The Gabelli International Growth Fund invests in established companies in developed markets outside the United States. We look for companies that have the ability to grow faster than the average. We favor companies whose business has a competitive advantage, franchise business, large market share and a high barrier to entry. We like to back managements that have a stake in the company and who have a strong track record. And finally we look for companies that are self-financing and have a strong balance sheet.

      These criteria tend to result in the Fund not having a very heavy exposure to the technology sector. Most technology companies do not maintain market leadership for an extended period of time, and those that do are mostly American. There are exceptions such as Nokia, which has built a global brand, and Rohm, a Japanese electronic components company. We own shares in both these companies. So although we mostly avoided the sell off in this sector, some of our media, telecommunications and consumer durable holdings performed just as poorly.

      These  companies,  such as  Proseiben,  the German free to air  television company, have a strong franchise, limited competition and generate free cash flow. However, the shares have been beaten down to levels that we believe are very attractive. Maybe the market has been a little indiscriminate in its treatment of some companies within the TMT (Technology, Media, Telecommunications) sector.

      The contrast between the actions taken by the Federal Reserve Board (the "Fed") and the lack of action from the European Central Bank ("ECB") is stark. Since the start of 2001, the Fed has reduced short-term rates by 200 basis points to 4.50%. The Fed cited weak capital expenditures and the effect that this and the fall in the stock market might have on the American consumer as reasons to be so aggressive. The European Central Bank, during the same time frame, has stood pat and done nothing. This is despite signs of a slowdown that are appearing all over Europe. Instead, the European Central Bank has concentrated its statements on the high and rising level of inflation in Europe. Inflation in Europe is running at about 2.8% and short-term interest rates are 4.75%. Are conditions in Europe so different than the U.S.? The capital expenditure excesses were less pronounced in Europe. Clearly, Europeans are less exposed to the stock market and their personal savings levels are higher than their American counterparts, but it's hard to believe that a slowdown in the U.S. will not have some impact on Europe -- especially corporate Europe.

      Looking ahead, the balance of probabilities point to the European Central Bank lowering rates from their current level. This should help to support the equity market in general and growth stocks in particular. A recovery in European equity markets could also be accompanied by a strengthening Euro, which will bolster returns for a U.S. dollar investor.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of March 31, 2001.

ASTRAZENECA PLC (AZN.L - $47.77 - LONDON STOCK EXCHANGE; AZN.SS - $47.58 - STOCKHOLM STOCK EXCHANGE; AZN - $48.25 - NYSE) is a leading global pharmaceutical company. The merger of London-based Zeneca and Swedish-based Astra created the current organization. Astra is best known for its highly successful ulcer medicine commonly known as Losec. We believe AstraZeneca will be successful in defending its franchise in the gastrointestinal segment. The company also has strong positions in the cardiovascular, oncology and respiratory treatment areas.

NOVARTIS AG (NOVN.S - $1,569.56 - ZURICH STOCK EXCHANGE) is one of the world's premier healthcare companies with over $20 billion in sales. Apart from pharmaceuticals, the company has important activities in generics, consumer health products, animal health and eye care, through CIBA Vision. Management has moved the company's focus from life sciences to becoming a pure pharmaceutical business. This has included increasing the company's marketing skills ahead of a number of important product introductions. Novartis has a considerable amount of net cash which can be used for acquisitions and stock buy backs.

GLAXOSMITHKLINE PLC (GSK.L - $26.17 - LONDON STOCK EXCHANGE) is one of the world's premier health care companies. The company has a five percent share of the global pharmaceutical market with leadership positions in gastrointestinal, respiratory and viral infection therapies. Glaxo's best-known product, Zantac, has recently lost patent protection but other Glaxo drugs are experiencing rapid growth. One of the company's strengths is the effectiveness of their research and development effort and Glaxo remains on track to bring three significant medicines to the market per year from the year 2000 onwards. Glaxo's merger with fellow U.K. health care concern SmithKline Beecham was completed on December 27, 2000.

SWISS RE (RUKN.S - $2,022.06 - ZURICH STOCK EXCHANGE) is one of the world's largest reinsurance companies with gross premium income in excess of $15 billion in 2000. The life business contributes 30% of total premium income following Swiss Re's acquisition of U.S.-based Life Re Corp. in 1999. Life insurance is a growth market and reinsurance companies actually benefit from consolidation in the life insurance sector. The company expects an improvement in the non-life result following promising signs during the past business renewal. Swiss Re has a consistent track record of earnings growth.

COMPAGNIE FINANCIERE RICHEMONT AG (RIFZ.S - $2,259.03 - ZURICH STOCK EXCHANGE) is one of the world's leading luxury goods companies with brand names such as Cartier, Piaget, Montblanc, Karl Lagerfeld and Alfred Dunhill. The company also has a major investment in tobacco with its significant investment in

B.A.T., the world's second largest tobacco company. Adjusted for its stake in B.A.T., the market values its wholly owned luxury goods business at a significant discount to other luxury goods producers.

CRH PLC (CRH.L - $15.38 - LONDON STOCK EXCHANGE) is a Dublin, Ireland-based international building materials company that has an excellent long-term track record of increasing earnings per share. CRH is a leading producer and distributor of a wide range of building products and materials that has grown by making acquisitions that are complimentary to its existing operations. CRH's diversity in its product line and geographic reach keep this company well protected against a slow down in any one particular product segment or country. This global presence should contribute to CRH's continued growth.

BANK OF IRELAND (BKIR.I - $8.32 - IRISH STOCK EXCHANGE) is one of the leading financial institutions in Ireland. The Bank is a major beneficiary of the strong economic growth that Ireland is currently experiencing. Outside its home market, the company has expanded into the United Kingdom. Management has created a strong regional Bank in the European context, with a strong presence in the Irish Savings market.

VIVENDI UNIVERSAL SA (V - $60.87 -NYSE) recently completed its merger with Canal Plus, of France, and Seagram, of Canada, thus creating a global communications and entertainment powerhouse. Vivendi now owns wireless and wireline communications companies, European cable and satellite assets, Havas Publishing, Seagram's former Universal Film, Music, and Entertainment divisions and a varied assortment of internet investments. Moreover, the firm owns large stakes in USA Networks and British Sky Broadcasting. Vivendi has announced plans to eventually spin-off Vivendi Environment, its utility subsidiary, in the next few years. At that time, Vivendi will have completed its transition from France's largest environmental services company to a global communications company.

INVESTMENT SCORECARD

      During the first quarter, our best performing stocks came from a variety of sectors. The more defensive companies performed especially well, specifically BP Amoco (Energy and Utilities) and Harmony Gold Mining (Metals and Mining). The top performer for the quarter was THK Co., a Japanese equipment and supplies manufacturer. Media, broadcasting, entertainment, and telecommunications sectors were significantly punished this quarter. The Fund's biggest losers included Cable & Wireless, NRJ Groupe, Prosieben, Granada Compass and Elisa Communications. We see these companies as oversold and expect them to come back into positive territory in the second half of the year in a consumer lead recovery.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                       WHO                WHEN
                       ---                ----
      Special Chats:   Mario J. Gabelli   First Monday of each month
                       Howard Ward        First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The Upcoming Wednesday chat schedule is as follows:

                       MAY                JUNE              JULY
                       ---                ----              ----
      1st Wednesday    Ivan Arteaga       Hart Woodson      July 4th - Holiday
      2nd Wednesday    Walter Walsh       Kellie Stark      Charles Minter
      3rd Wednesday    Jeff Fahrenbruch   Ivan Arteaga      Walter Walsh
      4th Wednesday    Tim O'Brien        Barbara Marcin    Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GIGRX. Please call us during the business day for further information.

                                                                      Sincerely,

                                                   /S/ SIGNATURE OF CAESAR BRYAN

                                                                    CAESAR BRYAN
                                                 President and Portfolio Manager

May 4, 2001

   -----------------------------------------------------------------------------
                           TOP TEN HOLDINGS
                            MARCH 31, 2001
                            --------------
   AstraZeneca plc                          Diageo plc
   Novartis AG                              CHR plc
   GlaxoSmithKline plc                      Bank of Ireland
   Swiss Re                                 Vivendi Universal SA
   Compagnie Financiere Richemont AG        Irish Life & Permanent plc, London
   -----------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

GABELLI INTERNATIONAL GROWTH FUND, INC.
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                       MARKET
     SHARES                                                            VALUE
     ------                                                            ------
              COMMON STOCKS -- 95.2%
              AEROSPACE -- 0.9%
    115,000   BAE Systems plc ........................               $  513,379
                                                                   ------------
              BROADCASTING -- 2.6%
     13,000   Nippon Broadcasting System Inc. ........                  442,962
     25,575   NRJ Groupe+ ............................                  474,792
      9,000   RTL Group ..............................                  509,203
                                                                   ------------
                                                                      1,426,957
                                                                   ------------
              BUILDING AND CONSTRUCTION -- 2.6%
     93,750   CRH plc ................................                1,442,078
                                                                   ------------
              BUSINESS SERVICES -- 4.6%
      8,333   Reuters Holdings plc, ADR ..............                  622,892
     12,000   Secom Co. Ltd. .........................                  679,883
     20,000   Vivendi Universal SA ...................                1,217,313
                                                                   ------------
                                                                      2,520,088
                                                                   ------------
              COMMUNICATIONS EQUIPMENT -- 1.0%
     22,000   Nokia Corp., Cl. A, ADR ................                  528,000
                                                                   ------------
              COMPUTER SOFTWARE AND SERVICES -- 1.8%
     21,000   Capcom Co. Ltd. ........................                  599,925
      2,200   Obic Co. Ltd. ..........................                  406,414
                                                                   ------------
                                                                      1,006,339
                                                                   ------------
              CONSUMER PRODUCTS -- 10.2%
     62,000   Altadis SA .............................                  767,340
     20,000   Christian Dior SA ......................                  710,762
        760   Compagnie Financiere Richemont AG, Cl. A                1,716,865
      7,000   Nintendo Co. Ltd. ......................                1,145,667
     10,000   Shimano Inc. ...........................                  153,293
      1,000   Swatch Group AG ........................                1,045,795
                                                                   ------------
                                                                      5,539,722
                                                                   ------------
              DIVERSIFIED INDUSTRIAL -- 1.4%
    127,000   Swire Pacific Ltd., Cl. A ..............                  786,527
                                                                   ------------
              EDUCATIONAL SERVICES -- 0.4%
      6,400   Benesse Corp. ..........................                  232,373
                                                                   ------------
              ELECTRONICS -- 6.3%
     35,000   Fujitsu Ltd. ...........................                  466,422
     34,800   Philips Electronics NV .................                  956,771
      5,000   Rohm Co. Ltd. ..........................                  837,885
      8,000   Sony Corp. .............................                  568,166
     83,000   Stanley Electric Co. Ltd. ..............                  629,211
                                                                   ------------
                                                                      3,458,455
                                                                   ------------
              ENERGY AND UTILITIES -- 3.8%
    120,000   BP Amoco plc ...........................                  992,922
      7,944   Total Fina Elf SA ......................                1,077,993
                                                                   ------------
                                                                      2,070,915
                                                                   ------------

                                                                       MARKET
     SHARES                                                            VALUE
     ------                                                            ------
              ENTERTAINMENT -- 1.8%
    124,526   Granada Compass plc+ ...................               $  306,720
    141,000   Publishing & Broadcasting Ltd. .........                  671,249
                                                                   ------------
                                                                        977,969
                                                                   ------------
              EQUIPMENT AND SUPPLIES -- 1.7%
     40,000   THK Co. Ltd. ...........................                  909,703
                                                                   ------------
              FINANCIAL SERVICES -- 11.3%
     25,000   Aegon NV ...............................                  737,283
     14,000   Invik & Co. AB, Cl. B ..................                  827,590
    110,000   Irish Life & Permanent plc, London .....                1,184,640
    139,000   Nikko Securities Co. Ltd. ..............                  976,096
     58,000   Prudential plc .........................                  626,690
        900   Swiss Re ...............................                1,819,857
                                                                   ------------
                                                                      6,172,156
                                                                   ------------
              FINANCIAL SERVICES: BANKS -- 5.8%
    190,000   Banca Intesa SpA .......................                  728,973
    160,005   Bank of Ireland ........................                1,331,043
    110,000   Bank of Scotland .......................                1,094,717
                                                                   ------------
                                                                      3,154,733
                                                                   ------------
              FINANCIAL SERVICES: INSURANCE -- 3.2%
      4,000   Allianz AG .............................                1,168,691
     45,000   RAS SpA ................................                  552,962
                                                                   ------------
                                                                      1,721,653
                                                                   ------------
              FOOD AND BEVERAGE -- 7.1%
    124,526   Compass Group plc+ .....................                  888,737
    145,000   Diageo plc .............................                1,457,466
     31,600   Interbrew SA+ ..........................                  809,848
    500,000   Parmalat Finanziaria SpA ...............                  707,226
                                                                   ------------
                                                                      3,863,277
                                                                   ------------
              HEALTH CARE -- 18.4%
     10,000   AstraZeneca plc, ADR ...................                  482,500
     20,500   AstraZeneca plc, London ................                  979,274
     14,126   AstraZeneca plc, Stockholm .............                  672,137
     13,000   Aventis SA .............................                1,010,184
     75,140   GlaxoSmithKline plc+ ...................                1,966,690
      1,350   Novartis AG ............................                2,118,908
        150   Roche Holding AG .......................                1,086,352
     19,000   Sanofi-Synthelabo SA ...................                1,061,546
     13,000   Takeda Chemical Industries Ltd. ........                  627,615
                                                                   ------------
                                                                     10,005,206
                                                                   ------------
              METALS AND MINING -- 0.5%
     37,500   Harmony Gold Mining Co. Ltd. ...........                  179,780
     17,500   Harmony Gold Mining Co. Ltd., ADR ......                   84,219
                                                                     ----------
                                                                        263,999
                                                                   ------------
                                        8

GABELLI INTERNATIONAL GROWTH FUND, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                       MARKET
     SHARES                                                            VALUE
     ------                                                            ------
              COMMON STOCKS (CONTINUED)
              PUBLISHING -- 2.1%
    243,146   Independent News & Media plc, Dublin ...               $  548,120
     82,037   News Corp. Ltd. ........................                  622,073
                                                                   ------------
                                                                      1,170,193
                                                                   ------------
              REAL ESTATE -- 2.0%
    103,000   Cheung Kong (Holdings) Ltd. ............                1,079,662
                                                                   ------------
              TELECOMMUNICATIONS -- 2.8%
     60,000   Cable & Wireless plc ...................                  409,453
          0   DDI Corp. ..............................                       14
     27,000   Elisa Communications Oyj, Cl. A ........                  367,581
         40   Japan Telecom Co. Ltd. .................                  714,995
        300   Telefonica SA ..........................                    4,827
        103   Telefonica SA, ADR .....................                    4,924
                                                                   ------------
                                                                      1,501,794
                                                                   ------------
              TRANSPORTATION -- 0.4%
     15,637   MIF Ltd.+ ..............................                  197,419
                                                                   ------------
              WIRELESS COMMUNICATIONS -- 2.5%
    196,376   Vodafone Group plc .....................                  555,588
     14,675   Vodafone Group plc, ADR ................                  398,426
      4,500   VoiceStream Wireless Corp.+ ............                  415,688
                                                                   ------------
                                                                      1,369,702
                                                                   ------------
              TOTAL COMMON STOCKS ....................               51,912,299
                                                                   ------------

              PREFERRED STOCKS -- 1.3%
              BROADCASTING -- 1.3%
     40,000   ProSieben Sat.1 Media AG, Pfd. .........                  707,226
                                                                   ------------


  PRINCIPAL                                                           MARKET
   AMOUNT                                                             VALUE
   --------                                                           -----
              U.S. GOVERNMENT OBLIGATIONS -- 4.8%
 $2,635,000   U.S. Treasury Bills,
               4.75% to 5.00%++,
               due 04/19/01 to 05/17/01 ..............              $ 2,628,853
                                                                   ------------
              TOTAL INVESTMENTS -- 101.3%
                (Cost $61,717,380) ...................               55,248,378

              OTHER ASSETS AND
                LIABILITIES (NET) -- (1.3)% ..........                 (724,369)
                                                                   ------------
              NET ASSETS -- 100.0% ...................             $ 54,524,009
                                                                   ============
------------------------
+     Non-incoming producing security.
++    Represents annualized yield at date of purchase.
ADR - American Depositary Receipt.

                                            % OF
                                            MARKET                    MARKET
GEOGRAPHIC DIVERSIFICATION                  VALUE                     VALUE
--------------------------                 --------                 -----------
Europe ..............................        71.3%                  $39,389,703
Japan ...............................        17.0%                    9,390,624
Asia/Pacific Rim ....................         5.7%                    3,159,511
North America .......................         5.5%                    3,044,541
South Africa ........................         0.5%                      263,999
                                            ------                  -----------
                                            100.0%                  $55,248,378
                                            ======                  ===========

--------------------------------------------------------------------------------
     GABELLI FUNDS AND YOUR PERSONAL PRIVACY
     ----------------------------------------------------------------------


     WHO ARE WE?

     The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

     WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

     If you apply to open an account  directly  with us, you will be giving
     us  some  non-public   information  about  yourself.   The  non-public
     information we collect about you is:

     [BULLET] INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

     [BULLET] INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

     WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

     We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, www.sec.gov.

     WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

     We restrict access to non-public personal information about you to the people who need to know that information in order to perform their jobs or provide  services to you and to ensure  that we are  complying with the laws governing the securities business. We maintain physical,
     electronic,   and   procedural   safeguards   to  keep  your  personal
     information confidential.
--------------------------------------------------------------------------------
                                     10

--------------------------------------------------------------------------------
                             GABELLI FAMILY OF FUNDS
--------------------------------------------------------------------------------
GABELLI ASSET FUND __________________________
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI GROWTH FUND _________________________
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation.
(CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI WESTWOOD EQUITY FUND _______________
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI BLUE CHIP VALUE FUND  ________________
Seeks long-term growth of capital through investment primarily in the common stocks of well-established, high quality companies that have market capitalizations of greater than $5 billion. (CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: BARBARA MARCIN, CFA

GABELLI SMALL CAP GROWTH FUND  ______________
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $500 million) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD SMALLCAP EQUITY FUND _____
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                           PORTFOLIO MANAGER:  LYNDA CALKIN, CFA

GABELLI WESTWOOD INTERMEDIATE BOND FUND ___
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return.
(MULTICLASS)
                                           PORTFOLIO MANAGER:  MARK FREEMAN, CFA

GABELLI EQUITY INCOME FUND __________________
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income.
(CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND ____________
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (MULTICLASS)
                                              PORTFOLIO MANAGERS: SUSAN M. BYRNE
                                                             & MARK FREEMAN, CFA

GABELLI WESTWOOD REALTY FUND ______________
Seeks to invest in securities that are primarily engaged in or related to the real estate industry. The Fund's primary objective is long-term capital appreciation. (CLASS AAA-NO-LOAD)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI WESTWOOD MIGHTY MITES(SM) FUND _______
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                           TEAM MANAGED:  MARIO J. GABELLI, CFA,
                          MARC J. GABELLI,  LAURA K. LINEHAN AND WALTER K. WALSH

GABELLI VALUE FUND __________________________
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI UTILITIES FUND  _______________________
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER:  TIMOTHY O'BRIEN, CFA

GABELLI ABC FUND  __________________________
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                      PORTFOLIO  MANAGER:  MARIO J. GABELLI, CFA

GABELLI MATHERS FUND  ______________________
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (CLASS AAA-NO-LOAD)
                                      PORTFOLIO  MANAGER:  HENRY VAN DER EB, CFA

GABELLI U.S. TREASURY MONEY MARKET FUND _____
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

GABELLI CASH MANAGEMENT CLASS OF
THE TREASURER'S FUND ________________________
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

GLOBAL SERIES
  GABELLI GLOBAL TELECOMMUNICATIONS FUND
  Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

  GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
  Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

  GABELLI GLOBAL GROWTH FUND
  Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's
  primary objective is capital appreciation. (MULTICLASS)           TEAM MANAGED

  GABELLI GLOBAL OPPORTUNITY FUND
  Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation.
  (MULTICLASS)                                                      TEAM MANAGED

GABELLI GOLD FUND ___________________________
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (CLASS AAA-NO-LOAD)
                                                PORTFOLIO MANAGER:  CAESAR BRYAN

GABELLI INTERNATIONAL GROWTH FUND ____________
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (MULTICLASS)
                                                PORTFOLIO MANAGER:  CAESAR BRYAN

THE SIX FUNDS ABOVE INVEST IN FOREIGN SECURITIES WHICH INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC AND POLITICAL RISKS. THE FUNDS LISTED ABOVE ARE DISTRIBUTED BY GABELLI & COMPANY, INC.

COMSTOCK CAPITAL VALUE FUND  _______________
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.
(MULTICLASS)
                                          PORTFOLIO MANAGER:  MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND  ____________________
The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of the debt instrument. (MULTICLASS)
                                          PORTFOLIO MANAGER:  MARTIN WEINER, CFA
--------------------------------------------------------------------------------
  TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE PROSPECTUS GIVES
     A MORE COMPLETE DESCRIPTION OF THE FUND, INCLUDING FEES AND EXPENSES.
         READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                              VISIT OUR WEBSITE AT:
                     WWW.GABELLI.COM OR, CALL: 1-800-GABELLI
         1-800-422-3554 [BULLET] 914-921-5100 [BULLET] FAX: 914-921-5118
                           [BULLET] INFO@GABELLI.COM
                    ONE CORPORATE CENTER, RYE, NEW YORK 10580

                     GABELLI INTERNATIONAL GROWTH FUND, INC.
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               BOARD OF DIRECTORS

Mario J. Gabelli, CFA                                 Werner J. Roeder, MD
CHAIRMAN AND CHIEF                                    MEDICAL DIRECTOR
INVESTMENT OFFICER                                    LAWRENCE HOSPITAL
GABELLI ASSET MANAGEMENT INC.

Anthony J. Colavita                                   Anthonie C. van Ekris
ATTORNEY-AT-LAW                                       MANAGING DIRECTOR
ANTHONY J. COLAVITA, P.C.                             BALMAC INTERNATIONAL, INC.

Karl Otto Pohl
FORMER PRESIDENT
DEUTSCHE BUNDESBANK

                         OFFICERS AND PORTFOLIO MANAGER

Caesar Bryan                                          Bruce N. Alpert
PRESIDENT AND                                         VICE PRESIDENT
PORTFOLIO MANAGER                                     AND TREASURER

James E. McKee
SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                            Willkie Farr & Gallagher


--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of Gabelli International Growth Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB009Q101SR

                                               [PHOTO OF MARIO GABELLI OMITTED.]

GABELLI
INTERNATIONAL
GROWTH
FUND,
INC.


                                                            FIRST QUARTER REPORT
                                                                  MARCH 31, 2001